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                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the AtheroGenics, Inc. 2001 Equity Ownership Plan of our report dated February 13, 2001, with respect to the financial statements of AtheroGenics, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 2000, filed with the Securities and Exchange Commission.


                                                /s/ Ernst & Young LLP


Atlanta, Georgia
September 13, 2001